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                                                                   EXHIBIT 10.24

                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT


         This Amendment No. 1 to Employment Agreement is made and entered into at Phoenix, Arizona, effective as of June 12, 1998 by and between Osage Systems Group, Inc., a Delaware corporation (hereinafter referred to as "Employer") and David Olson, a resident of Maricopa County, Arizona (hereinafter referred to as "Employee").

         WHEREAS, Employer and Employee have entered into a certain Employment Agreement effective as of December 22, 1997 (the "Employment Agreement") covering various terms and conditions of Employer's employment of Employee; and

         WHEREAS, the parties now wish to amend the Employment Agreement as set forth below.

         NOW, THEREFORE, in consideration of the mutual promises of the parties, and other valuable consideration, the parties agree as follows:

         1. Paragraph 10 of the Employment Agreement shall be deleted in its entirety and shall be of no further force and effect.

         Other than as set forth above, all other provisions of the Employment Agreement shall remain in effect.

         IN WITNESS WHEREOF the parties hereto have duly executed this Amendment No. 1 to Employment Agreement the day and year first above written.

                                              EMPLOYER

                                              OSAGE SYSTEMS GROUP, INC.

                                              By: /s/ David Olson
                                                 ------------------------------
                                                 Chief Operating Officer

                                              EMPLOYEE:

                                              BY: /s/ David Olson
                                                 ------------------------------
                                                 David Olson